Exhibit 99.1

{GRAPHIC OMITTED}



FOR IMMEDIATE RELEASE

CONTACT:.
THE MANAGEMENT NETWORK GROUP, INC.  OR      BRAINERD COMMUNICATORS
Regina Whitley                              Brian Schaffer (Investors)
regina.whitley@tmng.com                     schaffer@braincomm.com
800.876.5329 x340                           Ray Yeung (Media)
                                            yeung@braincomm.com
                                            212.986.6667




TMNG REPORTS 2004 SECOND QUARTER RESULTS


OVERLAND PARK, KS - AUGUST 5, 2004 - The Management Network Group, Inc. (Nasdaq:
TMNG), a leading provider of management consulting services to the global communications industry, today reported financial results for its 2004 second quarter ended July 3, 2004.

Revenue in the second quarter of 2004 was $5.2 million, compared with $5.0 million in the second quarter of 2003 and with $5.8 million in the first quarter of 2004. During the quarter gross margin was 46.2%, compared with 46.8% in the second quarter of 2003 and 48.7% in the first quarter of 2004. Net loss for the second quarter was $2.1 million, or $0.06 per diluted share, compared with a net loss of $18.7 million, or $0.56 per diluted share in last year's second quarter. Included in the second quarter of 2003 are charges totaling $0.50 per diluted share, reflecting an $18.9 million impairment charge for goodwill and other intangible assets and a $5.2 million charge resulting from a valuation allowance on tax assets.

The company ended the second quarter with a strong cash position of $49.5 million, virtually no long-term debt, stockholders' equity of $68.2 million, and working capital of approximately $54.7 million.

In the first six months of 2004, revenue was $11.0 million, compared with $12.2 million in the first six months of 2003. Gross margin was 47.5% for 2004 year-to-date period, compared with 48.4% in the year ago corresponding period. Net loss for the six months was $6.4 million, or $0.18 per diluted share, which includes a $0.06 per diluted share loss from discontinued operations, compared with a net loss of $20.0 million, or $0.60 per diluted share in 2003, including the aforementioned special charges.

"The telecom industry we serve continues to be characterized by unpredictable, rapidly shifting market conditions, and within this environment TMNG continues to focus sharply on positioning itself to drive top-line improvement," said Rich Nespola, TMNG Chairman and CEO. "That positioning is evident in our growing presence in wireless, in a world where wireless is transforming the communications industry, and in emerging Internet-based telephony and broadband technologies. We're facing the challenges by strengthening our relationships with industry leaders and top channel partners, by running a lean business, and by providing clients with a depth of experience that is unmatched in telecom. We continue to believe we are in position to drive revenue growth, and based on booked business currently being serviced, the company presently anticipates sequential revenue improvement in the third quarter."

CONFERENCE CALL

TMNG will host a conference call at 5:00 p.m. ET today to discuss 2004 second quarter results. Investors can access the conference call via a live webcast on the company's Web site, www.tmng.com, or by dialing 877-297-4509. A replay of the conference call will be archived on the company's Web site for one week. Additionally, the archived call can be accessed by dialing 877-519-4471, pin number 4714034, through August 11, 2004.

ABOUT TMNG

The Management Network Group, Inc. (Nasdaq: TMNG) is a leading provider of strategy, management, marketing, operational and technology consulting services to the global communications industry. With more than 400 consultants worldwide, TMNG serves communications service providers, technology companies, and financial services firms. Since the company's inception in 1990, TMNG and its subsidiaries - TMNG Strategy, TMNG Marketing, TMNG Technologies and TMNG Europe
- have served more than 1,000 clients worldwide, including all the Fortune 500 telecommunications companies. TMNG is headquartered in Overland Park, Kansas, with offices in Boston, Chicago, Dallas, San Diego, London, New York, San Francisco, Toronto, Utrecht and Washington, D.C. TMNG can be reached at 1.888.480.TMNG (8664) or online at http://www.tmng.com.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. IN PARTICULAR, ANY STATEMENTS CONTAINED HEREIN REGARDING EXPECTATIONS WITH RESPECT TO FUTURE BUSINESS, REVENUES OR PROFITABILITY ARE SUBJECT TO KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE, OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE PROJECTED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT AFFECT ACTUAL RESULTS, PERFORMANCE, OR ACHIEVEMENTS INCLUDE, AMONG OTHER THINGS, CONDITIONS IN THE TELECOMMUNICATIONS INDUSTRY, OVERALL ECONOMIC AND BUSINESS CONDITIONS, THE DEMAND FOR THE COMPANY'S GOODS AND SERVICES, AND TECHNOLOGICAL ADVANCES AND COMPETITIVE FACTORS IN THE MARKETS IN WHICH THE COMPANY COMPETES. THESE RISKS AND UNCERTAINTIES ARE DESCRIBED IN DETAIL FROM TIME TO TIME IN TMNG'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION

(Please see attached financial tables).

                                      # # #


                       THE MANAGEMENT NETWORK GROUP, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                     (in thousands, except per share data)

                                                         Quarter Ended                        Year-to-Date
                                                July 3, 2004      June 28, 2003      July 3, 2004     June 28, 2003

    Revenues                                      $  5,184           $ 4,963           $10,963            $12,203

    Cost of services:
      Direct cost of services                        2,739             2,724             5,652              6,397
      Equity related charges (benefit)                  52               (84)              106               (104)
                                                  ---------          ---------        ----------         ---------
           Total                                     2,791             2,640             5,758              6,293

      Gross profit                                   2,393             2,323             5,205              5,910

      Operating expenses:
        Selling, general and administrative          4,007             5,030             8,104              9,872
        Goodwill and intangible asset impairment                      18,942                               18,942
        Equity related charges (benefit)               232                (8)              515                  3
        Depreciation and amortization                  390               869               910              1,814
                                                  ---------          ---------        ----------         ---------
           Total                                     4,629            24,833             9,529             30,631
                                                  ---------          ---------        ----------         ---------

      Loss from continuing operations               (2,236)          (22,510)           (4,324)           (24,721)

      Other income, net                                139               146               266                306
                                                  ---------          ---------        ----------         ---------
      Loss from continuing operations before
        income tax (provision) benefit              (2,097)          (22,364)           (4,058)           (24,415)

      Income tax ([provision) benefit                  (20)            3,619               (34)             4,367
                                                  ---------          ---------        ----------         ---------

      Loss from continuing operations               (2,117)          (18,745)           (4,092)           (20,048)
                                                  ---------          ---------        ----------         ---------
      Discontinued operations:
        Net income (loss) from discontinued
          operations                                                       8               (63)               79
        Loss on disposition of discontinued
          operations                                                                    (2,213)
                                                  ---------          ---------        ----------         ---------
      Net loss                                    $ (2,117)          $(18,737)        $ (6,368)          $(19,969)
                                                  =========          =========        ==========         =========

      Loss from continuing operations per
       common share
          Basic and diluted                       $  (0.06)          $  (0.56)        $  (0.12)          $ (0.60)
                                                  =========          =========        ==========         =========
      Loss from discontinued operations
        per common share
          Basic and diluted                                                           $  (0.06)
                                                  =========          =========        ==========         =========
      Net loss per common share
          Basic and diluted                       $  (0.06)          $  (0.56)        $  (0.18)          $ (0.60)
                                                  =========          =========        ==========         =========
      Shares used in calculation
       of net loss per common share
          Basic and diluted                         34,625             33,372           34,564             33,359
                                                  =========          =========        ==========         =========


                       THE MANAGEMENT NETWORK GROUP, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                    unaudited
                                 (in thousands)

                ASSETS
                                                July 3, 2004     January 3, 2004
    CURRENT ASSETS:
      Cash and cash equivalents                    $49,466            $52,875
      Receivables, net                               7,839              6,864
      Refundable income taxes                        1,314              1,557
      Other assets                                     810                710
                                                  --------           --------
         Total current assets                       59,429             62,006

    GOODWILL                                        13,366             15,528

    INTANGIBLES, net                                   922              1,478

    PROPERTY & EQUIPMENT, net                        1,278              1,558

    OTHER ASSETS                                       430                402
                                                  --------           --------

    TOTAL ASSETS                                  $ 75,425           $ 80,972
                                                  ========           ========

         LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES:
      Trade accounts payable                      $    771           $    635
      Accrued liabilities and other                  3,920              4,140
                                                  --------           --------
         Total current liabilities                   4,691              4,775

    NONCURRENT LIABILITIES                           2,526              2,828

    STOCKHOLDERS' EQUITY                            68,208             73,369
                                                  --------           --------

    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                         $ 75,425           $ 80,972
                                                  ========           ========